UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 1, 2012

Birch Branch, Inc.

(Exact name of registrant as specified in its charter)

Colorado	333-126654	84-1124170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Henan Shuncheng Group Coal Coke Co., Ltd.

Henan Province, Anyang County, Cai Cun Road Intersection, Henan Shuncheng Group Coal Coke Co.,

Ltd. (New Building), China 455141

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:	+86 372 323 7890

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On May 1, 2012, Birch Branch, Inc. (the “Company”) dismissed Samuel H. Wong & Co., LLP (“SHW”, or the “Former Accountant”), and on the same day engaged Malone Bailey LLP (“Malone Bailey”) as its independent registered public accounting firm. The decision to change independent registered public accounting firms was approved and ratified by the Company’s Board of Directors.

The report of SHW, the Former Accountant, on the Company’s financial statements for the fiscal years ended December 31, 2010 and December 31, 2011 did not contain any adverse opinions or disclaimer of opinions, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, the Former Accountant’s reports did not include any disclosure of uncertainty regarding the Company’s ability to continue as a going concern. Additionally, during the fiscal years 2010 and 2011 and any subsequent interim period through May 1, 2012, while SHW was engaged by the Company, there was no disagreement with SHW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreement, if not resolved to the satisfaction of SHW, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

Prior to engaging Malone Bailey, the Company did not consult with Malone Bailey regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Malone Bailey on the Company’s financial statements, and Malone Bailey did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided SWH with a copy of the disclosures to be included in Item 4.01 of this Current Report and requested that SWH furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not SWH agrees with the foregoing statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     May 4, 2012

BIRCH BRANCH, INC.

By:	/s/ Wang Feng
	Name:	Wang Feng
	Title:	Chief Executive Officer